UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2021

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On November 9, 2018, Shentel entered into an $865.125 million credit agreement with CoBank, ACB, as administrative agent, and certain lenders party thereto (the “Prior Credit Agreement”). The Company used proceeds received from the Transaction (as defined below in Item 2.01) to fully repay all outstanding amounts under, and terminate, the Prior Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2021, pursuant to the previously announced Asset Purchase Agreement (the “Purchase Agreement”), dated May 28, 2021, between Shentel and T-Mobile USA, Inc. (“T-Mobile”), Shentel completed the sale to T-Mobile of its Wireless assets and operations for cash consideration of approximately $1.94 billion, inclusive of the approximately $60 million settlement of the waived management fees by Sprint Corporation, an indirect subsidiary of T-Mobile (“Sprint”), and net of certain transaction expenses (the “Transaction”).  The Company’s Wireless assets and operations have been classified as discontinued operations since shortly after Sprint delivered notice to the Company exercising its option to purchase the Wireless assets and operations on August 26, 2020.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated June 1, 2021.

Item 7.01. Regulation FD Disclosure.

On July 1, 2021, Shentel issued a press release announcing the completion of the sale of its Wireless assets and operations and the anticipated use of the proceeds from the sale.  A copy of this press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Item 8.01. Other Events.

As permitted by applicable regulations of the Pension Benefit Guaranty Corporation (“PBGC”), the Company is providing the following information regarding a reportable event pursuant to PBGC guidance, in order to satisfy the public company notice waiver.

  Plan Name:  Revised Retirement Plan for the Employees of nTelos Inc. (the “nTelos Plan”)
  Type of event: Active participant reduction, single cause event
  Event date and description of event:  In connection with the Transaction, as disclosed in Item 2.01 above, a reduction in force will result in the reduction in the active participant count under the nTelos Plan to less than 80% of the number of active participants in the nTelos Plan at July 1, 2021, the beginning of the applicable plan year. Certain plan participants are being retained for a limited period of time following the Transaction closing pursuant to a transition services agreement; however, the Company anticipates that such plan participants will terminate their employment and active participation in the nTelos Plan between July 1, 2021, and December 31, 2021. Such reduction in active participant count as a result of the Transaction will constitute a single-cause reportable event described in Section 4043(c)(3) of ERISA with respect to the nTelos Plan.
Item 9.01. Financial Statements and Exhibits.

(b)       Pro Forma Financial Information

The assets and liabilities and the results of operations of the Wireless assets and operations sold in the Transaction were reported as held for sale and discontinued operations for all historical periods included in Shentel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”) and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the “1Q 2021 Form 10-Q”). Accordingly, Shentel has not provided pro forma financial statements in this Current Report on Form 8-K. If the Transaction had been completed as of March 31, 2021, the pro forma effect on the Consolidated Balance Sheet would have been an increase to cash and cash equivalents for the proceeds received of $1.94 billion, de-recognition of the assets and liabilities classified as held for sale, de-recognition of current maturities of long-term debt, net of unamortized loan fees, and recognition of a current tax liability of approximately $472 million.

Please refer to Note 3 in Shentel’s audited consolidated financial statements contained in the 2020 Form 10-K and Note 2 in Shentel’s unaudited financial statements contained in the 1Q 2021 Form 10-Q for further information.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated May 28, 2021, between Shenandoah Telecommunications Company and T-Mobile USA, Inc. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 1, 2021).
99.1	Shenandoah Telecommunications Company Press Release, dated July 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 This Current Report on Form 8-K contains forward-looking statements about Shentel regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should," "could," or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management's beliefs, assumptions and current expectations and may include comments as to Shentel's beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel's control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. A discussion of other factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in Shentel's filings with the Securities and Exchange Commission. Those factors may include natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, changes in general economic conditions, increases in costs, changes in regulation and other competitive factors. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: July 1, 2021	By:	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer (Principal Financial Officer)